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                                                                      CLOSED END
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The Spain Fund

Annual Report
November 30, 2002

                               [GRAPHIC OMITTED]

                                        Alliance Capital  [LOGO] (R)
                                        The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                          ---------------------------

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
January 24, 2003

Dear Shareholder:

This report provides investment results and market commentary for The Spain Fund (the "Fund") for the annual reporting period ended November 30, 2002.

Investment Objective and Policies

This closed-end fund seeks long-term capital appreciation through investment primarily in the equity securities of Spanish companies.

Investment Results

The following table provides performance for the Fund and its benchmark, the Madrid General Index, for the three-, six- and 12-month periods ended November 30, 2002.

INVESTMENT RESULTS*
Periods Ended November 30, 2002

                                              ----------------------------------
                                                        Total Returns
                                              ----------------------------------
                                                3            6             12
                                              Months       Months        Months
--------------------------------------------------------------------------------
The Spain Fund (NAV)                           7.12%       -9.03%        -10.13%
--------------------------------------------------------------------------------
Madrid General Index                           5.54%       -8.73%         -5.63%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) as of November 30, 2002. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Madrid General Index is a capitalization-weighted index that measures the performance of a selected number of continuous market stocks. The index reflects no fees or expenses. The index's returns are expressed in U.S. dollars. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including The Spain Fund.

      Additional investment results appear on pages 4-6.

Over the three-month period ended November 30, 2002, the Fund outperformed its benchmark, the Madrid General Index. The Fund's outperformance was primarily a result of its overweight position in telecommunications, technology and media stocks, which performed well over the three-month period. The Fund underperformed its benchmark over the six- and 12-month periods due to its underweight position in the utilities sector. The Fund's overweight position in growth stocks over the 12-month period also detracted from its performance. During the past year, defensive stocks performed better than growth stocks.

The Spanish stock market has suffered along with markets worldwide as a result of investors' fears toward a global slide into recession. In addition, Spain has suffered from the instability of Latin American markets, especially within Brazil as a result of the outcome of the election. Spanish stock markets bottomed in September, however, share


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                                                              THE SPAIN FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

prices recovered in October, driven by the growing perception that valuations were low and that the global economy had reached its bottom. The Spanish economy, despite some recent downgrades, continues to perform well relative to other developed markets.

Market Review

In our opinion, the Spanish economy should remain a safe haven within Europe. Spanish gross domestic product (GDP) growth in 2002 has been revised slightly downwards, and is expected to be around 2%. We expect GDP to increase to 2.5% next year. Such performance could put Spain at the top end of the range of expectations for Europe's economies in both 2002 and 2003.

Despite the deceleration in the economy, Spain continues to have the highest inflation rate (3.6% in 2002) among the Eurozone countries, and therefore the lowest real interest rates. We expect inflation to be more moderate in 2003 (i.e. consensus at 2.7%) as the transition of the euro across Europe stabilizes within the country. The government is expected to implement some programs within the retail sector, which are expected to contribute to a moderation in prices, as well.

However, Spain's overall financial position remains relatively strong. The country is expected to have a small budget surplus this year. The overall debt to GDP remains well within the Maastricht Guidelines, which requires European countries to keep their budget deficits below 3.5% of GDP and total debt to GDP below 65%. This is unlike France and Germany, which are struggling to meet their financial performance requirements. Spain has considerable potential to boost economic growth if needed through fiscal expansion, and is at less risk of an economic downturn than its European neighbors.

Market Outlook

Given this environment, the Spanish stock market continues to be one of the better performers in Europe, despite also suffering a strongly negative performance in 2002. Although the Spanish bolsa trades at a premium to the European market as per 2002 earnings, its prospective price-to-earnings multiple of 14 times is a considerable discount to the European average of approximately 17 times. Spanish and European markets trade with similar multiples on book value, at about 1.8 times.

After the write-offs in the Telefonica group and the extraordinary charges for Spanish banks and other companies stemming from Latin America's instability, market earnings are expected to again grow in 2003 at a double-digit rate on a normalized basis. Spanish companies have typically enjoyed relatively underleveraged balance sheets and strong cash generation. We continue to focus on these groups and those companies whose growth prospects are relatively superior to the market average. In this regard, the Fund maintains an underweight position in banks and utilities and a relatively overweight position in publishing and retail. We also remain broadly and fully invested, anticipating a recovery in investor sentiment in the early part of next year.


--------------------------------------------------------------------------------
2 o THE SPAIN FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Thank you for your continued interest and investment in The Spain Fund. We look forward to reporting to you on market activity and the Fund's investment results in the future.

Sincerely,


/s/ Dave H. Williams

Dave H. Williams
Chairman and President


/s/ Cristina Fernandez-Alepuz

Cristina Fernandez-Alepuz
Vice President

[PHOTO] Dave H. Williams

Cristina Fernandez-Alepuz, Portfolio Manager, has over 11 years of investment experience.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND  o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

THE SPAIN FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
11/30/92 TO 11/30/02

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                  The Spain Fund (NAV)               Madrid General Index
11/30/92              10000                                  10000
11/30/93              11699                                  11149
11/30/94              12785                                  12782
11/30/95              13439                                  14666
11/30/96              17267                                  18723
11/30/97              23921                                  24986
11/30/98              36570                                  36871
11/30/99              38353                                  37003
11/30/00              31575                                  30093
11/30/01              29097                                  29274
11/30/02              26150                                  27626

Madrid General Index: $27,626
The Spain Fund (NAV): $26,150

This chart illustrates the total value of an assumed $10,000 investment in The Spain Fund at net asset value (NAV) (from 11/30/92 to 11/30/02) as compared to the performance of an appropriate benchmark. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Madrid General Index is a capitalization-weighted index that measures the performance of a selected number of continuous market stocks. The index's returns are expressed in U.S. dollars.

When comparing The Spain Fund to the index shown above, you should note that no expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Spain Fund.


--------------------------------------------------------------------------------
4 o THE SPAIN FUND

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                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

THE SPAIN FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 11/30

                              [BAR CHART OMITTED]

                The Spain Fund (NAV)--Yearly Periods Ended 11/30
--------------------------------------------------------------------------------
                                The Spain                   Madrid
                                Fund (NAV)               General Index
--------------------------------------------------------------------------------
      11/30/93                    16.99%                    11.49%
      11/30/94                     9.28%                    14.64%
      11/30/95                     5.12%                    14.74%
      11/30/96                    28.48%                    27.66%
      11/30/97                    38.54%                    33.45%
      11/30/98                    52.88%                    47.57%
      11/30/99                     4.87%                     0.36%
      11/30/00                   -17.67%                   -18.67%
      11/30/01                    -7.85%                    -2.72%
      11/30/02                   -10.13%                    -5.63%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the Fund's net asset value
(NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Madrid General Index is a capitalization-weighted index that measures the performance of a selected number of continuous market stocks. The index reflects no fees or expenses. The index's returns are expressed in U.S. dollars.

An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Spain Fund.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND  o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
November 30, 2002

INCEPTION DATE          PORTFOLIO STATISTICS
6/28/88                 Net Assets ($mil): $58.8

SECTOR BREAKDOWN

30.2%  Financial Services
26.2%  Consumer Services
24.1%  Utilities
 4.2%  Energy
 3.8%  Multi-Industry                   [PIE CHART OMITTED]
 3.4%  Health Care
 2.5%  Technology
 2.1%  Consumer Staples
 2.0%  Consumer Manufacturing
 1.5%  Basic Industry

All data as of November 30, 2002. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
6 o THE SPAIN FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
November 30, 2002

                                                                      Percent of
Company                                         U.S. $ Value          Net Assets
--------------------------------------------------------------------------------
Telefonica, SA                                  $ 8,307,143              14.1%
--------------------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria, SA               7,941,423              13.5
--------------------------------------------------------------------------------
Banco Santander Central Hispano, SA               6,071,772              10.4
--------------------------------------------------------------------------------
Industria de Diseno Textil, SA (Inditex)          3,959,694               6.7
--------------------------------------------------------------------------------
Endesa, SA                                        2,917,833               5.0
--------------------------------------------------------------------------------
Sogecable, SA                                     2,466,366               4.2
--------------------------------------------------------------------------------
Repsol-YPF, SA                                    2,428,378               4.1
--------------------------------------------------------------------------------
Corporacion Financiera Alba, SA                   2,186,336               3.7
--------------------------------------------------------------------------------
Unidad Editorial, SA Series A                     2,133,041               3.6
--------------------------------------------------------------------------------
Corporacion Mapfre, SA                            2,020,998               3.5
--------------------------------------------------------------------------------
                                                $40,432,984              68.8%


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND  o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2002

Company                                                Shares       U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-97.9%

Financial Services-29.6%
Banking - Money Center-23.9%
Banco Bilbao Vizcaya Argentaria, SA(a)............     762,000      $  7,941,423
Banco Santander Central Hispano, SA...............     848,819         6,071,772
                                                                    ------------
                                                                      14,013,195
                                                                    ------------

Banking - Regional-2.2%
Banco Popular Espanol, SA.........................      31,506         1,344,387
                                                                    ------------

Insurance-3.5%
Corporacion Mapfre, SA............................     270,508         2,020,998
                                                                    ------------
                                                                      17,378,580
                                                                    ------------

Consumer Services-25.6%
Airlines-1.8%
Iberia Lineas Aereas de Espana, SA................     642,242         1,071,953
                                                                    ------------

Apparel-6.7%
Industria de Diseno Textil, SA (Inditex)..........     162,744         3,959,694
                                                                    ------------

Broadcasting & Cable-4.2%
Sogecable, SA(b)..................................     189,504         2,466,366
                                                                    ------------

Cellular Communications-2.2%
Telefonica Moviles, SA(b).........................     174,628         1,275,173
                                                                    ------------

Printing & Publishing-3.6%
Unidad Editorial, SA Series A(b)(c)...............     687,039         2,133,041
                                                                    ------------

Restaurants & Lodging-1.1%
NH Hoteles, SA(b).................................      67,018           623,877
                                                                    ------------

Retail-2.9%
Aldeasa, SA.......................................     116,980         1,707,266
                                                                    ------------

Miscellaneous-3.1%
Amadeus Global Travel Distribution, SA............     358,363         1,840,694
                                                                    ------------
                                                                      15,078,064
                                                                    ------------
Utilities-23.6%
Electric & Gas-9.5%
Endesa, SA........................................     246,593         2,917,833
Gas Natural SDG, SA...............................      87,138         1,663,906
Iberdrola, SA.....................................      76,242           986,219
                                                                    ------------
                                                                       5,567,958
                                                                    ------------

Telephone-14.1%
Telefonica, SA(b).................................     816,552         8,307,143
                                                                    ------------
                                                                      13,875,101
                                                                    ------------


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8 o THE SPAIN FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                Shares       U.S. $ Value
--------------------------------------------------------------------------------

Energy-4.1%
Oil-4.1%
Repsol-YPF, SA....................................     193,070      $  2,428,378
                                                                    ------------

Multi-Industry-3.7%
Multi-Industry-3.7%
Corporacion Financiera Alba, SA...................     110,032         2,186,336
                                                                    ------------

Healthcare-3.3%
Medical Products-3.3%
Zeltia, SA........................................     285,539         1,929,044
                                                                    ------------

Technology-2.4%
Computer Services-2.4%
Indra Sistemas, SA................................     183,035         1,416,575
                                                                    ------------

Consumer Staples-2.1%
Food-2.1%
Viscofan, SA......................................     163,436         1,235,664
                                                                    ------------

Consumer Manufacturing-2.0%
Building & Related-2.0%
Grupo Dragados, SA................................      72,061         1,138,322
                                                                    ------------

Basic Industry-1.5%
Mining & Metals-1.5%
Acerinox, SA......................................      22,500           871,573
                                                                    ------------

Total Investments-97.9%
   (cost $49,968,631).............................                    57,537,637
Other assets less liabilities-2.1%................                     1,262,511
                                                                    ------------

Net Assets-100% ..................................                  $ 58,800,148
                                                                    ============

(a)   Security represents investment in an affiliate.

(b)   Non-income producing security.

(c)   Restricted and illiquid security, valued at fair value (See Notes A & F).

      See notes to financial statements.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND  o 9

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
November 30, 2002

Assets
Investments in securities, at value (cost $49,968,631) .......     $ 57,537,637
Cash .........................................................          105,813
Foreign cash, at value (cost $1,545,179) .....................        1,559,521
Foreign taxes receivable .....................................           39,361
                                                                   ------------
Total assets .................................................       59,242,332
                                                                   ------------
Liabilities
Management fee payable .......................................           59,080
Accrued expenses .............................................          383,104
                                                                   ------------
Total liabilities ............................................          442,184
                                                                   ------------
Net Assets ...................................................     $ 58,800,148
                                                                   ============
Composition of Net Assets
Capital stock, at par ........................................     $     86,282
Additional paid-in capital ...................................       67,831,410
Accumulated net realized loss on investment and
   foreign currency transactions .............................      (16,703,214)
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities .......        7,585,670
                                                                   ------------
                                                                   $ 58,800,148
                                                                   ============
Net Asset Value Per Share
   (based on 8,628,236 shares outstanding) ...................     $       6.81
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
10 o THE SPAIN FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended November 30, 2002

Investment Income
Dividends--unaffiliated issuers (net of
   foreign taxes withheld of $132,606) ........   $    760,746
Dividends--affiliated issuer (net of foreign
   taxes withheld of $41,861) .................        237,214
Interest ......................................         28,063     $  1,026,023
                                                  ------------
Expenses
Management fee ................................        670,788
Custodian .....................................        230,874
Printing ......................................        135,199
Audit and legal ...............................        113,028
Directors' fees and expenses ..................        103,813
Transfer agency ...............................         37,575
Registration ..................................         23,750
Miscellaneous .................................          7,031
                                                  ------------
Total expenses ................................                       1,322,058
                                                                   ------------
Net investment loss ...........................                        (296,035)
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions ....................                     (14,770,997)
   Foreign currency transactions ..............                         283,627
Net change in unrealized
   appreciation/depreciation of:
   Investments ................................                       7,808,523
   Foreign currency denominated
     assets and liabilities ...................                         (19,645)
                                                                   ------------
Net loss on investment and
   foreign currency transactions ..............                      (6,698,492)
                                                                   ------------
Net Decrease in Net Assets
   from Operations ............................                    $ (6,994,527)
                                                                   ------------

See notes to financial statements.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 11

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                   Year Ended       Year Ended
                                                  November 30,     November 30,
                                                      2002             2001
                                                  ============     ============
Increase (Decrease) in Net Assets
from Operations
Net investment loss ..........................    $   (296,035)    $   (277,556)
Net realized loss on investment and
   foreign currency transactions .............     (14,487,370)      (1,447,823)
Net change in unrealized
   appreciation/depreciation of
   investment and foreign currency
   denominated assets and liabilities ........       7,788,878       (4,969,304)
                                                  ------------     ------------
Net decrease in net assets from
   operations ................................      (6,994,527)      (6,694,683)
Dividends and Distributions to
Shareholders from
Net investment income ........................              -0-        (191,160)
Net realized gain on investment and
   foreign currency transactions .............              -0-      (4,078,408)
Tax return of capital ........................      (6,535,545)      (5,427,639)
Capital Stock Transactions
Reinvestment of dividends resulting in the
   issuance of Common Stock ..................         329,355          185,667
                                                  ------------     ------------
Total decrease ...............................     (13,200,717)     (16,206,223)
Net Assets
Beginning of period ..........................      72,000,865       88,207,088
                                                  ------------     ------------
End of period ................................    $ 58,800,148     $ 72,000,865
                                                  ============     ============

See notes to financial statements.


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12 o THE SPAIN FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2002

NOTE A

Significant Accounting Policies

The Spain Fund, Inc. (the "Fund") was incorporated in the state of Maryland on June 30, 1987 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of the respective currency against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain and loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 13

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

and foreign currency denominated assets and liabilities.

The exchange rate for the Euro at November 30, 2002 was 1.01 EUR to U.S. $1.00.

3. Taxes

It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Spanish tax rates.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized gains and losses from security and currency transactions are calculated on the identified cost basis.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with federal tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency transactions and a tax return of capital resulted in a net decrease in accumulated net investment loss, increase in accumulated net realized loss on investments and foreign currency transactions and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Management Fee and Other Transactions with Affiliates

Under an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Manager") a fee, calculated weekly and paid monthly, at an annualized rate of 1.10% of the average weekly net assets up to $50 million, 1.00% of the Fund's average weekly net assets on the next $50 million, and .90% of the Fund's average weekly net assets over $100 million.

The Fund and the Investment Manager have entered into a Sub-Advisory Agreement with BBVA Privanza Banco, S.A. (formerly Privanza Banco Personal, S.A.) (the "Sub-Adviser"). Under this agreement the Sub-Adviser receives a fee at the annual rate of .25 of 1% of the Fund's average weekly net assets. All amounts paid to the Sub-Adviser are payable by the Investment Manager from its fee. A director of the Fund is a director of Banco Bilbao Vizcaya Argentaria, the parent of the Sub-Adviser.


--------------------------------------------------------------------------------
14 o THE SPAIN FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), an affiliate of the Investment Manager, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AGIS $790 during the year ended November 30, 2002.

Brokerage commissions paid on investment transactions for the year ended November 30, 2002 amounted to $128,511, of which $9,156 was paid to Banco Bilbao Vizcaya Argentaria.

Banco Bilbao Vizcaya Argentaria, an affiliate of the Sub-Adviser, serves as subcustodian of the Fund. Fees paid to the subcustodian are payable by the custodian from its fee. For the year ended November 30, 2002, the Fund earned $25,924 of interest income on cash balances maintained at the subcustodian.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $23,688,587 and $29,827,323, respectively, for the year ended November 30, 2002. There were no purchases or sales of U.S. government or government agency obligations for the year ended November 30, 2002.

At November 30, 2002, the cost of investments for federal income tax purposes was $51,235,132. Accordingly, gross unrealized appreciation of investments was $10,270,613 and gross unrealized depreciation of investments was $3,968,108 resulting in net unrealized appreciation of $6,302,505 (excluding foreign currency transactions).

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value approximately equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At November 30, 2002, the Fund had no outstanding forward foreign exchange currency contracts.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE D

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2002 and November 30, 2001 were as follows:

                                                     2002           2001
                                                 ============   ============
Distributions paid from:
   Ordinary income ..........................            $ -0-  $    191,160
   Long term capital gains ..................              -0-     4,078,408
                                                 ------------   ------------
Total taxable distributions .................              -0-     4,269,568
   Tax return of capital ....................       6,535,545      5,427,639
                                                 ------------   ------------
Total distributions paid ....................    $  6,535,545   $  9,697,207
                                                 ============   ============

As of November 30, 2002, the components
of  accumulated  earnings/(deficit) on
a tax basis were as follows:

Accumulated capital and other losses ....................       $(15,436,714)(a)
Unrealized appreciation/(depreciation) ..................          6,319,170(b)
                                                                ------------
Total accumulated earnings/(deficit) ....................       $ (9,117,544)
                                                                ============

(a) On November 30, 2002, the Fund had a net capital loss carryforward of $15,436,714, of which $1,429,119 expires in the year 2009 and $14,007,595 expires in the year 2010.

(b) The difference between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE E

Capital Stock

There are 100,000,000 shares of $.01 par value common stock authorized. At November 30, 2002, 8,628,236 shares were outstanding. During the year ended November 30, 2002, the Fund issued 44,463 shares, in connection with the Fund's dividend reinvestment plan.

NOTE F

Restricted Security

                                             Date Acquired               Cost
                                            ------------------------------------
Unidad Editorial,
SA Series A..........................           9/30/92                $871,944

The security shown above is restricted as to sale and has been valued at fair value in accordance with the policy described in Note A.

The value of this security at November 30, 2002 was $2,133,041 representing 3.6% of net assets.

NOTE G

Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.


--------------------------------------------------------------------------------
16 o THE SPAIN FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Investment in the Fund's shares requires consideration of certain factors that are not typically associated with investments in U.S. equity securities such as currency fluctuations, potential price volatility, lower liquidity and concentration of the Spanish equities market and limitations on the concentration of investment in the equity of securities of companies in certain industry sectors. The possibility of political and economic instability of government supervision and regulation of the market may further affect the Fund's investments.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 17

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                        Year Ended November 30,
                                  ------------------------------------------------------------------
                                    2002           2001           2000         1999           1998
                                  ------------------------------------------------------------------
Net asset value,
  beginning of period .........   $   8.39        $ 10.30       $  16.45     $  22.16       $  18.34
                                  ------------------------------------------------------------------
Income From
  Investment Operations
Net investment income
  (loss) ......................       (.03)(a)       (.03)(a)       (.13)        (.06)(a)        .04(a)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ................       (.79)          (.75)         (1.76)         .44           7.41
                                  ------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................       (.82)          (.78)         (1.89)         .38           7.45
Realized gain due to
  repurchase program ..........         -0-            -0-            -0-         .19            .24
                                  ------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........         -0-          (.02)            -0-          -0-          (.45)
Distributions in excess of net
   investment income ..........         -0-            -0-            -0-          -0-          (1.47)
Distributions from net realized
  gain on investment
  and foreign currency
  transactions ................         -0-          (.48)         (4.26)       (6.28)         (1.95)
Tax return of capital .........       (.76)          (.63)            -0-          -0-            -0-
                                  ------------------------------------------------------------------
Total dividends and
  distributions ...............       (.76)         (1.13)         (4.26)       (6.28)         (3.87)
                                  ------------------------------------------------------------------
Net asset value, end
  of period ...................   $   6.81        $  8.39       $  10.30     $  16.45       $  22.16
                                  ==================================================================
Market value, end
  of period ...................   $   6.97        $  8.55       $  9.625     $  14.50       $ 18.875
                                  ==================================================================
Total Return
Total investment return
  based on(b):
  Market value ................      (9.74)%         0.49%        (12.72)%       8.53%         50.44%
  Net asset value .............     (10.13)%        (7.85)%       (17.67)%       4.87%         52.88%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $ 58,800       $ 72,001       $ 88,207     $140,808       $203,647
Ratio of expenses to average
  net assets ..................       2.13%          1.91%          1.96%        1.84%          1.44%
Ratio of net investment
  income (loss) to average
  net assets ..................       (.48)%         (.35)%         (.88)%       (.32)%          .16%
Portfolio turnover rate .......         39%            34%            29%          45%            47%

See footnote summary on page 19.


--------------------------------------------------------------------------------
18 o THE SPAIN FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years. Total investment return calculated for a period of less than one year is not annualized.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 19

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Spain Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Spain Fund, Inc. (the "Fund") at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 7, 2003

TAX INFORMATION
(unaudited)

The Fund intends to make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to shareholders for the fiscal year ended November 30, 2002 is $174,467. The foreign source of income for information reporting purposes is $1,194,621. Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2003.


--------------------------------------------------------------------------------
20 o THE SPAIN FUND

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

ADDITIONAL INFORMATION
(unaudited)

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participant's accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 21

----------------------
ADDITIONAL INFORMATION
----------------------

cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, PO Box 8200, Boston, Massachusetts 02266-8200.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) there has been a change in the person primarily responsible for the day-to-day management of the Fund's portfolio to Cristina Fernandez-Alepuz, a Vice President of the Fund.


--------------------------------------------------------------------------------
22 o THE SPAIN FUND

                                                  ------------------------------
                                                  SUPPLEMENTAL PROXY INFORMATION
                                                  ------------------------------

SUPPLEMENTAL PROXY INFORMATION
(unaudited)

The Annual Meeting of Shareholders of The Spain Fund was held on June 27, 2002. The description of each proposal and number of shares are as follows:

                                                                       Authority
                                                         Voted For     Withheld
--------------------------------------------------------------------------------
1. To elect directors:     Class One Directors
                           (term expires 2005)
                             Luis J. Bastida             5,266,182      108,609
                             Norman S. Bergel            5,264,556      110,235
                             Angel Corcostegui           5,261,963      112,288
                             Ignacio Gomez-Acebo         5,274,881       99,910
                             Dr. Reba W. Williams        5,282,606       92,185

                           Class Two Directors
                           (term expires 2003)
                             John D. Carifa              5,269,634      105,158
                             Antonio Eraso               5,268,754      106,037


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 23

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the market, for example, the technology sector.

portfolio

The collection of securities that make up a fund's or an investor's investments.


--------------------------------------------------------------------------------
24 o THE SPAIN FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $369 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/02.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 25

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

Dave H. Williams, Chairman and President
Norman S. Bergel
John D. Carifa
Angel Corcostegui(1)
H.R.H. Pilar de Borbon y Borbon(1)
Inmaculada de Habsburgo-Lorena(1)
Ignacio Gomez-Acebo
Francisco Gomez Roldan(1)
Juan Manuel Sainz de Vicuna(1)
Dr. Reba W. Williams
Carlos Senent Sales
Antonio Eraso(1)

OFFICERS

Russell Brody, Vice President
Cristina Fernandez-Alepuz, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Dividend Paying Agent, Transfer Agent and Registrar

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

(1)   Member of the Audit Committee

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock on the open market.

      This report, including the financial statements therein is transmitted to the shareholders of The Spain Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
26 o THE SPAIN FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                          PORTFOLIOS
                                         PRINCIPAL                          IN FUND                OTHER
NAME, AGE OF DIRECTOR,                  OCCUPATION(S)                       COMPLEX            DIRECTORSHIPS
     ADDRESS                              DURING                          OVERSEEN BY             HELD BY
(YEARS OF SERVICE*)                     PAST 5 YEARS                        DIRECTOR              DIRECTOR
----------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS

Dave H. Williams, +**, 70     He is Chairman Emeritus and member                2              None
1345 Avenue of the            of the Board of Directors of Alliance
Americas,                     Capital Management Corporation
New York, NY 10105            ("ACMC"), and Managing Partner of
(15)                          European Accession Ventures LLC,
                              a privately-owned asset management
                              company.

John D. Carifa, **, 57        President, Chief Operating Officer and           114             None
1345 Avenue of the            a Director of ACMC, with which he has
Americas                      been associated since prior to 1997.
New York, NY 10105
(1)


Ignacio Gomez-                He is Senior Partner of Gomez-Acebo &             1              Clarke, Modet &
Acebo, +**, 70                Pombo (law firm); Chairman of the Board                          Co. and NOKIA
Gomez-Acebo & Pombo           of Clarke, Modet & Co. and NOKIA Spain.                          Spain
Paseo de la Castellana, 246
12th Floor,
28046 Madrid, Spain
(8)

Carlos Senent Sales,**, 51    He is Deputy General Manager of BBVA              1              Assegurances
BBVA, Padilla, 17             and Director of Global Private Banking                           Principat, S.A.,
28006 Madrid, Spain           Banking BBVA since January 2002. He is                           Banc Interna-
(2 months)                    a Director of Assegurances Principat, S.A.,                      cional D'Andorra,
                              Banc Internacional D'Andorra, Banca                              Banca Mora,
                              Mora, S.a., BBVA Privanza Banco S.A.,                            S.a., BBVA
                              BBVA Privanza Bank (Jersey) Ltd.,                                Privanza Banco
                              Canal Trust Company, Ltd (Jersey),                               S.A., BBVA
                              Bi-Bm Gestio D'Actius, S.A., Companyia                           Privanza Bank
                              D'Inversios I Serveis Internacionals and                         (Jersey) Ltd.,
                              Chairman of the Board of BBVA Cartera                            Canal Trust
                              Simcav and BBVA Privanza Suiza. He was                           Company,
                              formerly Chief Executive of BBVA Banco                           Ltd (Jersey),
                              BHIF; President of BHIF Administradora                           Bi-Bm Gestio
                              de Fondos de Inversion S.A.; President of                        D'Actius, S.A.,
                              BHIF Administradora de Fondos para                               Companyia
                              Vivienda S.A.; President of BBVA                                 D'Inversios
                              Administradora de Fondos Mutuos BHIF                             I Serveis
                              S.A.; President of BBVA Sociedad de                              Internacionals
                              Leasing Inmobiliario BHIF S.A.; President                        and Chairman
                              of BHIF Asesorias y Servicios Financieros                        of the Board
                              S.A.; and a Member of the Executive                              of BBVA Cartera
                              Committee of the Chilean Banking                                 Simcav and BBVA
                              Association.                                                     Privanza Suiza


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 27

----------------------
MANAGEMENT OF THE FUND
----------------------

MANAGEMENT OF THE FUND
(continued)

                                                                          PORTFOLIOS
                                         PRINCIPAL                          IN FUND                OTHER
NAME, AGE OF DIRECTOR,                  OCCUPATION(S)                       COMPLEX            DIRECTORSHIPS
     ADDRESS                              DURING                          OVERSEEN BY             HELD BY
(YEARS OF SERVICE*)                     PAST 5 YEARS                        DIRECTOR              DIRECTOR
----------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
(continued)

Reba W. Williams, **, 66      She is Managing Partner of European               2              None
1345 Avenue of the            Accession Ventures LLC, a privately-
Americas                      owned asset management company;
New York, NY 10105            formerly Director of Special Projects
(13)                          and member of the Board of Directors,
                              ACMC; art historian and writer; formerly
                              a Vice President and security analyst for
                              Mitchell Hutchins, Inc. and analyst for
                              McKinsey & Company, Inc.


DISINTERESTED DIRECTORS
Norman Bergel, +, 52          He is an international consultant. He was         2              None
Goedeverwachting              formerly Director of BBV-Privanza,
Sir Lowry's Pass Road         Deputy Chairman of Alliance Capital
Sir Lowry's Village,          Management (Pty.) Ltd., Deputy Chairman
Somerset West                 Chairman of Alliance MBCA, Senior
7129 Western Cape             Vice President of ACMC, Director of
Republic of                   Alliance Capital Ltd. ("ACL"), Managing
South Africa                  Director of Alliance Capital Management
(1)                           International and Managing Director of
                              White Williams Private Equity Partners
                              GmbH.


Angel Corcostegui, #+, 51     He was formerly Vice Chairman and Chief           1              None
Fortuny, 14,                  Executive Officer of Banco Santander
28010 Madrid, Spain           Central Hispano; Chief Executive Officer
(11)                          of Banco Central Hispano and Vice
                              Chairman of Compania Espanola de
                              Petroleos; is a Member of the Board of
                              the Wharton School of the University of
                              Pennsylvania; Member of the Board of
                              Governors of the Lauder Institute of
                              International Management and member
                              of the Fundacion por la Modernizacion
                              de Espana.


--------------------------------------------------------------------------------
28 o THE SPAIN FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

MANAGEMENT OF THE FUND
(continued)

                                                                          PORTFOLIOS
                                         PRINCIPAL                          IN FUND                OTHER
NAME, AGE OF DIRECTOR,                  OCCUPATION(S)                       COMPLEX            DIRECTORSHIPS
     ADDRESS                              DURING                          OVERSEEN BY             HELD BY
(YEARS OF SERVICE*)                     PAST 5 YEARS                        DIRECTOR              DIRECTOR
----------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Antonio Eraso, #+, 62         He is Non-executive Director of Mapfre            1              Mapfre, Heron
Latinver, S.A.                Heron, Santander Central Hispano Activos                         Santander Central
Paseo de la Castellana        Inmobiliarios, Advisor CEO Iberdrola.                            Hispano Activos
28046 Madrid, Spain           President of Heron Espana; Advisor of CB                         Immobiliario
(9 months)                    Richard Ellis (Spain & Portugal); Advisor
                              of Bansa Leasing; Advisor of Transolver
                              (Finance); Advisor of Grupo Tecnobit S.A.
                              (Defense); Advisor of Equifax Iberica;
                              President's Assessor of Iberdrola;
                              President's Assessor of Grupo Berge;
                              Assessor of Tishman & Speyer Espana
                              S.A.; Board's Assessor of Young & Rubican
                              Espana; Board's Assessor of Gleeds Iberica
                              (project management); Member of the
                              National Assembly and Permanent
                              Commission of ASNEF (National Association
                              of Financial Entities); Spanish
                              Representative of EURO-FINAS (European
                              Association of Finance); formerly Advisor
                              of Sedgwick Group Espana.

Inmaculada de                 She is President and Chief Executive              1              The Spanish
Habsburgo-Lorena, #+, 57      Officer of The Spanish Institute;                                Institute;
Spanish Institute             Trustee of Samuel H. Kress Foundation;                           Samuel H. Kress
684 Park Avenue               Founder and Trustee of the King                                  Foundation; King
New York, NY 10021            Juan Carlos International Center of                              Juan Carlos
(15)                          New York University Foundation; and                              International
                              member of the Board of World                                     Center of New
                              Monuments Fund Espana.                                           York University
                                                                                               Foundation

H.R.H. Pilar de Borbon        She is Director of Cartier, France;               1              Cartier, France
y Borbon, #+, 66              a member of the Board of Plus Ultra                              and Plus Ultra
Velazquez, 16                 (insurance); Chairman of International
28001 Madrid, Spain           Equestrian Federation; and member of
(12)                          the International Olympic Committee.


Francisco Gomez               He is Chief Financial Officer of Santander        1              None
Roldan, #+, 49                Central Hispano. He was formerly Chief
Santander Central             Executive Officer of Argenteria, Caja
Hispano Sevilla 3, 2A pl.,    Postal y Banco Hipotecario; Deputy
28014 Madrid, Spain           General Manager of Banco Bilbao-
                              Vizcaya, S.A., the parent of Privanza;
                              General Manager of BBV Interactivos, S.A.;
                              and General Manager of Banca Catalana, S.A.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 29

----------------------
MANAGEMENT OF THE FUND
----------------------

MANAGEMENT OF THE FUND
(continued)

                                                                          PORTFOLIOS
                                         PRINCIPAL                          IN FUND                OTHER
NAME, AGE OF DIRECTOR,                  OCCUPATION(S)                       COMPLEX            DIRECTORSHIPS
     ADDRESS                              DURING                          OVERSEEN BY             HELD BY
(YEARS OF SERVICE*)                     PAST 5 YEARS                        DIRECTOR              DIRECTOR
----------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Juan Manuel Sainz             He is Honorary Chairman of Coca-Cola              1              Fundacion
de Vicuna, #+, 76             Espana; President of the Fundacion                               Coca-Cola
Coca Cola International       Coca-Cola Espana, Director of Rendelsur                          Espana and
Josefa Valcarcel, 36          (Coca-Cola franchise, Southern Spain);                           Rendelsur
28027 Madrid, Spain           member of the Fundacion de Amigos de
(15)                          Museo del Prado, The Board of World
                              Monuments Fund Espana, Notre Dame
                              University Joan B. Kroc Institute for
                              International Peace Studies and the
                              Patronato of Universidad Pontificia
                              de Salamanca.


*     There is no stated term of office for the Fund's Directors.

** "Interested person," as defined in the 1940 Act, of the Fund because of an affiliation with either the Fund's investment adviser, Alliance Capital Management L.P. (the "Adviser") or with BBVA Privanza Banco, S.A., the Fund's sub-adviser ("Privanza")

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
30 o THE SPAIN FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.

  Name, Address*              Principal Position(s)              Principal Occupation
      and Age                    Held with Fund                  During Past 5 Years
---------------------------------------------------------------------------------------------------
Dave H. Williams, 70          Chairman and President     See biography above.

Russell Brody, 36             Vice President             Vice President of ACMC**, with
                                                         which he has been associated since
                                                         prior to 1998.

Cristina Fernandez-           Vice President             Assistant Vice President of ACMC** and
Alepuz, 33                                               advisor to the Fund. She is a European
                                                         Companies Analyst, responsible for
                                                         analyzing the Spanish market and Latin
                                                         American banks. Prior thereto, she was a
                                                         securities analyst at Gerstemar
                                                         Securities and Ibersecurities in Spain
                                                         since prior to 1998.

Edmund P. Bergan, Jr., 52     Secretary                  Senior Vice President and the General
                                                         Counsel of Alliance Fund Distributors,
                                                         Inc. ("AFD")** and Alliance Global
                                                         Investor Services, Inc. ("AGIS")**, with
                                                         which he has been associated since prior
                                                         to 1998.

Mark D. Gersten, 52           Treasurer and Chief        Senior Vice President of AGIS** and a
                              Financial Officer          Vice President of AFD**, with which he
                                                         has been associated since prior to 1998.


Vincent S. Noto, 38           Controller and Chief       Vice President of AGIS** with which
                              Financial Officer          he has been associated since prior to 1998.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD and AGIS are affiliates of the Fund.

      The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 31

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds
Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
32 o THE SPAIN FUND

                                                  ------------------------------
                                                  SUMMARY OF GENERAL INFORMATION
                                                  ------------------------------

SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation SpainFd. The daily net asset value of the Fund's shares are available from the Fund's Transfer Agent by calling (800) 219-4218. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services and Morningstar, Inc. The Fund's NYSE trading symbol is "SNF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed End Funds".

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 33

The Spain Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

SPNAR1102